[FORM OF]


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR
APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                         PETROSEARCH ENERGY CORPORATION


Date of Issuance: February ___, 2006                     Warrant No.  __________

     This certifies that, for value received, PETROSEARCH ENERGY CORPORATION, a Nevada corporation (the "Company"), grants ________________, a Texas (individual resident/corporation/LLC/LP) or registered assigns (the "Registered Holder"), the right to subscribe for and purchase from the Company, at the Exercise Price (as defined herein), from and after 9:00 a.m. Texas time on February ___, 2006 (the "Date of Issuance") and to and including 5:00 p.m., Texas time on February ___, 2009 (the "Expiration Date"), ____________________ (_____________) shares, as such number of shares may be adjusted from time to time as described herein (the "Warrant Shares"), of the Company's common stock, par value $.001 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The "Exercise Price" per share of Common Stock shall be TWO DOLLARS ($2.00) PER SHARE.

          SECTION 1. REGISTRATION. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Records"), in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder.

          SECTION  2.     REGISTRATION OF TRANSFERS AND EXCHANGES.

          (a) Subject to Section 9 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

          (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to
Section  3(b)  hereof,  for  new  Warrants,  in
substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

          SECTION  3.  DURATION AND EXERCISE OF THIS WARRANT.

          (a) This Warrant shall be exercisable by the Registered Holder as to the Warrant Shares at any time during the period commencing on the Date of Issuance and ending on the Expiration Date. At 5:00 p.m., Texas time, on the Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

          (b) Subject to Sections 4, and 7 hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at 675 Bering Drive, Suite 200, Houston, Texas 77057, Attention: President, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by up to the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America, all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

          (c) The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), or
(ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder.

          (d) The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment of the Aggregate Exercise Price as provided herein.

          (e) This Warrant shall be exercisable either in its entirety or, from time to time, for part only of the number of Warrant Shares which are issuable hereunder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares issued pursuant to such exercise, deliver to the Registered Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which Warrant shall be substantially in the form of this Warrant.

          SECTION  4.     PAYMENT OF TAXES AND EXPENSES.

          (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder.

          (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

          SECTION 5. MUTILATED OR MISSING WARRANT CERTIFICATE. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

          SECTION  6.     RESERVATION, LISTING AND ISSUANCE OF WARRANT SHARES.

          (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company will, at its expense, use it best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

          (b) Before taking any action which could cause an adjustment pursuant to Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.

          (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

          SECTION  7.     ADJUSTMENT OF NUMBER OF WARRANT SHARES.

          (a) The number of Warrant Shares to be purchased upon exercise hereof is subject to change or adjustment from time to time as hereinafter provided:

               (i)     Stock  Dividends;  Stock  Splits;  Reverse  Stock Splits;
                       ---------------------------------------------------------
Reclassifications.  In case the Company shall (a) pay a dividend with respect to
-----------------
its Common Stock in shares of capital stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (d) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), other than elimination of par value, a change in par value, or a change from par value to no par value (any one of which actions is herein referred to as an "Adjustment Event"), the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Registered Holder shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of Common Stock under this Warrant) that such Registered Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 7(a)(i) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

               (ii)     Adjustment  of  Exercise  Price.  Whenever the number of
                        -------------------------------
Warrant Shares purchasable upon the exercise of each Warrant is adjusted pursuant to Section 7(a)(i), the Exercise Price for each Warrant Share payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

               (iii)     Adjustments  for Consolidation, Merger, Sale of Assets,
                         -------------------------------------------------------
Reorganization,  etc.  In  case the Company (i) consolidates with or merges into
--------------------
any other corporation and is not the continuing or surviving corporation of such consolidation of merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (f), the Registered Holder, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if the Registered Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section).


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
               (iv)     De  Minimis  Adjustments.  No adjustment in the Exercise
                        ------------------------
Price and number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least $0.15 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 7(a)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share.

          (b)     Notice  of  Adjustment.  Whenever the number of Warrant Shares
                  ----------------------
purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Registered Holder in writing (such writing referred to as an "Adjustment Notice") of such adjustment or adjustments and shall deliver to such Registered Holder a statement setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          (c)     Other Notices. In case at any time:
                  -------------

               (i) the Company shall declare any cash dividend on its Common Stock;

               (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

               (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (iv) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

               (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to another corporation; or

               (vi) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company;

then, in any one or more of said cases the Company shall give written notice, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, of (1) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the 1933 Act, or to a favorable vote of stockholders, if either is required.

          (d)     Statement  on  Warrants.  The form of this Warrant need not be
                  -----------------------
changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of a Warrant. However, the Company may at any time in its sole discretion make any change in the form of the Warrant that it may deem appropriate and that does not affect the substance thereof and any Warrant thereafter issued, whether in exchange or substitution for any outstanding Warrant or otherwise, may be in the form so changed.

          (e)     Fractional  Interest.  The  Company  shall  not be required to
                  --------------------
issue fractional Warrant Shares on the exercise of the Warrants. The number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on the exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 7(e) be issuable on the exercise of the Warrants (or specified proportion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then fair value of one share of Common Stock, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent.

          SECTION 8. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          SECTION 9. TRANSFER RESTRICTIONS; REGISTRATION OF THE WARRANT AND WARRANT SHARES.

          (a) Neither the Warrant nor the Warrant Shares have been registered under the 1933 Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the 1933 Act or in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the 1933 Act.

          (b)     Subject  to  the provisions of the following paragraph of this
Section 9, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL,
     SATISFACTORY  TO  THE  ISSUER  HEREOF,  TO  THE  EFFECT  THAT
     REGISTRATION  IS  NOT  REQUIRED  UNDER  THE  1933  ACT.

          (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the 1933 Act or are otherwise no longer subject to the restrictions of the 1933 Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

          (d) The Company will use its best efforts to comply with the reporting requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") (whether or not it shall be required to do so pursuant to such Sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (including, without limitation, Securities and Exchange Commission ("SEC") Rule 144 promulgated under the 1933 Act) from time to time in effect and relating to the availability of an exemption from the 1933 Act for sale of restricted securities. The Company also will cooperate with the Registered Holder and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holders to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the 1933 Act for the sale of restricted securities.

          SECTION  10.     REGISTRATION RIGHTS.
                           -------------------

     The  Company covenants and agrees as follows:

     (a)  Definitions. For purposes of this Section 10:
          -----------

               (i) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (ii) The term "Holder" means each of the persons who at the time holds Registrable Securities or a warrant or warrants (including this Warrant) to purchase Registrable Securities.

               (iii) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and such registration statement or document becoming effective.

               (iv) The term "Registrable Securities" means (i) the Warrant Shares, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Warrant Shares; provided, however, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (ii) such securities shall have been disposed of in accordance with SEC Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto, or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144"); (iii) such securities may be sold by a Holder in a transaction pursuant to the provisions of Rule 144 provided that such rule shall be at such time available for the sale of all such securities which the Holder at such time desires to sell; or (iv) such securities may otherwise be sold to the public in a transaction not requiring registration under the 1933 Act.

               (v) The term "Registration Expenses" means all registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Warrant, and any other fees and expenses of the registration under this Warrant which are not Selling Expenses.

               (vi) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

               (vii) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in this Warrant.

     (b)  Reserved.
          --------

     (c)  Piggyback Registration Rights.
          -----------------------------

               (i) If, at any time or from time to time, the Company shall determine to register any shares of its Common Stock, either for its own account or for the account of a security holder or holders, other than (A) a registration relating solely to stock option or employee benefit plans or (B) a registration relating solely to a transaction covered by Rule 145 under the 1933 Act, the Company will (X) promptly give the Holders written notice thereof, and
(Y) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by a Holder or Holders within twenty (20) days after receipt of such written notice from the Company.

               (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to Section 10(c)(i). In such event, the right of each Holder to registration pursuant to this Section 10(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities owned by such Holder in the underwriting to the extent provided under this Section 10(c). If a Holder proposes to distribute its Registrable Securities through such underwriting it shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. Notwithstanding any other provision of this Section 10(c), if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of

Registrable Securities and securities of any other holders of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and the holders of any other securities pro
                                                                             ---
rata  according  to  the  number of securities requested by the Holders and such
----
holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of any underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the such registration by the Holders and any other holders of securities included in the registration other than pursuant to demand registration rights pro rata according to the number of securities requested by the Holders and such other holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise any Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If a Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

               (iii) The Company may withdraw a registration for which registration rights have been exercised pursuant to this Section 10(c) at any time prior to the time it becomes effective.

          (d)     Expenses  of Registration.  All Registration Expenses incurred
                  -------------------------
in connection with a registration pursuant to this Section 10 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of a Holder shall be borne by such Holder.

          (e)     Registration Procedures.
                  -----------------------

               (i) In connection with the registration of Registrable Securities pursuant to this Section 10, the Company shall as expeditiously as is reasonable:

                    (A) prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                    (B)     prepare  and  file  with  the  SEC  such  amendments
(including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the Holder or Holders have completed the distribution described in such registration statement;

                    (C) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities;

                    (D) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

                    (E) immediately notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

                    (F) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act;

                    (G) use its best efforts to list such securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over- the-counter market, to use is best efforts to cause such securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

                    (H) use its best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

                    (I) issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock without restrictive legends.

               (ii) If requested by the managing or lead managing underwriter for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

               (iii) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

               (iv) The Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

          (f)     Indemnification.  (i)  The  Company will indemnify each Holder
                  ---------------
with respect to which a registration has been effected pursuant to this Warrant, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

               (ii) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act and each other such holder of securities included in the registration against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 10(f) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

               (iii)     Each  party  entitled  to  indemnification  under  this
Section 10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

          (g)     Contribution.
                  ------------

               (i) If the indemnification provided for in Section 10(f) hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 10(g) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

               (ii) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 10(g) is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the

Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

               (iii) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


          SECTION 11. NOTICES. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

          (a) If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

          (b)     If to the Company, addressed to:

                  Petrosearch Energy Corporation
                  675 Bering Drive, Suite 200
                  Houston, Texas 77056
                  Attn: President

          SECTION 12. BINDING EFFECT. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

          SECTION 13. SURVIVAL OF RIGHTS AND DUTIES. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Texas time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised, except that the provisions of Sections 4, 6(c), 10 and 11 hereof shall continue in full force and effect after such termination date.

          SECTION 14. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Nevada.

          SECTION 15. SECTION HEADINGS. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.


                             PETROSEARCH ENERGY CORPORATION

                             By:
                                ----------------------------------------
                                  Richard D. Dole, President and CEO



                             By:
                                ----------------------------------------
                                  David Collins, Vice President and CFO

                          FORM OF ELECTION TO PURCHASE


                 (To Be Executed Upon Exercise of this Warrant)

To Petrosearch Energy Corporation:

          The undersigned, the record holder of this Warrant (Warrant No. _____), hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ___________ of the Warrant Shares and herewith and hereby tenders payment for such Warrant Shares to the order of Petrosearch Energy Corporation of $_________ representing the full purchase price for such shares at the price per share provided for in such Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

          The undersigned requests that certificates for such shares be issued in the name of:

-------------------------------


-------------------------------
-------------------------------
-------------------------------      -------------------------------------------
(Please print name and address)      Social Security or Tax Identification No.

          In the event that not all of the purchase rights represented by the Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall be issued in the name of and delivered to:

-------------------------------
-------------------------------
-------------------------------      -------------------------------------------
(Please print name and address)      Social Security or Tax Identification No.

Dated:                               Name of Holder (Print):
       ----------------
                                     By:
                                          ----------------------------------
                                     (Name):
                                              ------------------------------
                                     (Title):
                                               -----------------------------

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. ___) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:

Name of Assignee           Address                    Number of Shares of
----------------           -------                      Of Common Stock
                                                        ---------------



          If the total of said purchase rights represented by the Warrant shall not be assigned, the undersigned requests that a new Warrant Certificate evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.


Dated:                              Name of Holder (Print):
        ------------------                                  --------------------


                                    --------------------------------
                                       (Signature of Holder)